Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies
Commitments and Contingencies

20.                Commitments and Contingencies

(a)                  Commitments

The Company leases office space, staff quarters and certain equipment under non-cancelable operating lease agreements, which expire at various dates through December 2022. As of December 31, 2012, future minimum lease under non-cancelable operating lease agreements, capital commitments and other commitment related to content and services purchases were as follows (in thousands):

	Rental Commitments	Server Custody Fee Commitments	Capital Commitments	Office Machines and Other Commitments	Total
	RMB	RMB	RMB	RMB	RMB
2013	47,193	24,003	87,197	51,524	209,917
2014	16,188	1,544	—	5,015	22,747
2015	4,134	289	—	1,078	5,501
2016	2,162	289	—	997	3,448
Beyond 2016	14,295	96	—	837	15,228
	83,972	26,221	87,197	59,451	256,841

For the years ended December 31, 2010, 2011 and 2012, the Company incurred rental expenses in the amounts of approximately RMB42.2 million, RMB50.5 million and RMB59.8 million, respectively.

Additionally, in August 2008, Blizzard agreed to license to Shanghai EaseNet on an exclusive basis in China three personal computer strategy games and its Battle.net platform, as described in Note 9 above. The term of the license will be three years, with an additional one year extension upon agreement of the parties, commencing from the commercial release of StarCraft II: Wings of Liberty in China in April 2011.  In April 2009, Blizzard and the Company announced that Blizzard’s World of Warcraft would also be licensed to Shanghai EaseNet in mainland China for a term of three years following the expiration of its previous license agreement on June 5, 2009 with another game operator. In March 2012, Blizzard and Shanghai EaseNet renewed the license agreement of World of Warcraft, and extended the license period to another three-year period commencing from September 2012. Under these license agreements, Shanghai EaseNet is required to pay license fees, royalties and consultancy fees to Blizzard for the games, and it also has a minimum marketing expenditure commitment. In accordance with the above-mentioned two license contracts, the Company has incurred an overall commitment totaling approximately RMB3.5 billion. As of December 31, 2012, the Company’s outstanding commitments under the two license contracts totaled RMB1,123.9 million which can be summarized as follows (in millions):

RMB
2013	636.7
2014	401.9
2015	85.3
Total	1,123.9

Furthermore, under a license agreement entered into in November 2012, Blizzard agreed to license to Shanghai EaseNet the exclusive right to operate Blizzard All-Stars in the PRC for a period of three years from the game’s commercial release. The Company expects to incur a commitment totaling approximately RMB375.9 million (US$60.3 million), including royalty, consultancy fees to Blizzard and minimum marketing expenditure.

In addition, Shanghai EaseNet is also obligated to purchase or lease certain prescribed hardware and then make such prescribed hardware available to fulfill its obligations under the three license agreements with Blizzard in the aggregate amount of up to approximately RMB218.0 million over the remaining term of licenses as of December 31, 2012. This amount represents the maximum expenditure Shanghai EaseNet would have to make for the prescribed hardware, but it may not be required to spend this amount in order to satisfy its obligations with respect to such hardware.

With respect to the above commitment table related to Blizzard licensed games, the Company has guaranteed the foregoing amounts if and to the extent Shanghai EaseNet has insufficient funds to make such payments. The Company will be entitled to reimbursement of any amounts paid for the marketing of the games and for hardware support to operate the games under the guarantee from any net profits subsequently generated by Shanghai EaseNet, after the deduction of, among other things, various fees and expenses payable to Blizzard, the Company and the joint venture with Blizzard which provides technical services to Shanghai EaseNet.

(b)                  Litigation

From time to time, the Company is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of these unresolved matters, individually and in the aggregate, is likely to have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the Company’s view of these matters may change in the future. Were an unfavorable outcome to occur, there exists the possibility of a material adverse impact on the Company’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.